EXHIBIT (10)(k)(2)
                                AMENDMENT NO. 2
                                       TO
                        ALLTEL CORPORATION PENSION PLAN
                         (January 1, 1994 Restatement)


     WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Pension Plan (the "Plan"), effective January 1, 1994; and

     WHEREAS, the Company desires further to amend the Plan;

     NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as of each Effective Date, as Effective Date is defined in the Employee Transfer Agreements between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation; CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee), of the transactions contemplated by the Employee Transfer Agreements, by adding immediately following Article XXI thereof, the following new Article XXII:

                                  ARTICLE XXII

                      TRANSFER OF BENEFITS WITH RESPECT TO
                CERTAIN EMPLOYEES WHOSE EMPLOYMENT TRANSFERS TO
              CITIZENS UTILITIES COMPANY OR ONE OF ITS AFFILIATES


22.1 Definitions.

     For purposes of this Article XXII, the following definitions shall apply:

     (a) "Citizens" shall mean Citizens Utilities Company, a Delaware corporation; Citizens Telecommunications Company of Oregon, a Delaware corporation; Citizens Utilities Company of California, a California corporation; and Citizens Utilities Company, a Pennsylvania corporation, individually or collectively, as the context may require.


     (b) An "Effective Date" shall mean an Effective Date as defined in an Employee Transfer Agreement.

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     (c)  An "Employee Transfer Agreement" shall mean an Employee Transfer
          Agreement between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation; CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; and Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, (collectively, the "Employee Transfer Agreements").

     (d) The "Transfer Assets" shall mean the amount or amounts directed by the Company to be transferred to the Transfer Plans in accordance with the provisions of the Transfer Agreements.

     (e) A "Transfer Employee" shall mean an active Employee (including an Employee on military leave, maternity leave, or other approved leaves of absence of 12 months or less, short-term disability, and an Employee on layoff with recall rights) whose employment transfers from a Transferring Employer to Citizens, as of an Effective Date.

     (f) A "Transfer Plan" shall mean such one or more qualified plans as may be designated by Citizens.

     (g) A "Transferring Employer" shall mean Navajo Communications Co., Inc., Mountain State Telephone Company, ALLTEL Nevada, Inc., NCC
          Systems, Inc., ALLTEL Oregon, Inc., CP National Corporation, ALLTEL Tennessee, or Tuolumne Telephone Company (collectively, the "Transferring Employers").

22.2 Transfer of Assets and Liabilities.

     All liabilities for benefits of the Plan existing as of the Closing Date with respect to Transfer Employees shall be transferred from the Plan to one or more of the Transfer Plans, as designated by Citizens.

     The Company shall direct the Trustee to transfer the Transfer Assets to the trustee(s) or funding agent(s) for the Transfer Plans, in accordance with the provisions of the Employee Transfer Agreements.
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22.3 Benefit Payments After an Effective Date but Prior to the Transfer of
     Assets and Liabilities.

     If, on or after an Effective Date and before the actual transfer of assets and, liabilities for benefits, benefits become payable under the Plan with respect to a Transfer Employee, the benefits shall be paid from the Plan and the assets and liabilities for benefits to be transferred pursuant to
     Section 22.2 shall be adjusted as provided in the Employee Transfer Agreements.

22.4 Cessation of Participation.

     Effective as of the Effective Date applicable to him, a Transfer Employee shall cease to be a Participant in the Plan, and no Transfer Employee or any person claiming under or through any Transfer Employee shall have any benefits or rights under the Plan after the Closing Date (except as provided in Section 22.3).

22.5 Vested Interest of Transfer Employees.

     The entire benefit of each Transfer Employee shall be transferred to one or more of the Transfer Plans, as designated by Citizens, including any amounts in which the Transfer Employee does not have a nonforfeitable interest. The vested interest of each Transfer Employee in the Transfer Plan applicable to him shall be determined under the provisions of the Transfer Plan, but in no event shall such vested interest be less than the Transfer Employee's vested interest under the Plan as of the Closing Date.

22.6 Plan Continuing.

     The applicable Transfer Plan shall be deemed to be a continuation of the Plan with respect to the Transfer Employees, and the transfers of assets and liabilities to the Transfer Plans shall not be deemed a termination or partial termination of the Plan with respect to the Transfer Employees or otherwise.

22.7 Overriding Provisions.

     The provisions of this Article XXII shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 26th day of May, 1995.


                                               ALLTEL CORPORATION


                                               By: /s/ John L. Comparin
                                                   Title: V.P.-Human Resources

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


                                AMENDMENT NO. 3
                                       TO
                        ALLTEL CORPORATION PENSION PLAN
                         (January 1, 1994 Restatement)



          WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Pension Plan (the "Plan"), effective January 1, 1994; and

          WHEREAS, the Company desires further to amend the Plan;

          NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends subsection (e) of Section 22.1 of the Plan, effective as if included in subsection (e) of Section 22.1 of the Plan as originally added to the Plan, by deleting the period at the end thereof and substituting a comma therefor and by adding the following at the end thereof:

          other than any Employee who, as determined by the Company, has any portion of his benefits under the Plan funded in whole or in part by Group Annuity Contract No. 87 issued by the John Hancock Mutual Life Insurance Company.

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 30th day of June, 1995.


                                      ALLTEL CORPORATION


                                      By: /s/ John L.Comparin
                                          Title: Vice President-Human Resources

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